UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

Safeguard Scientifics, Inc.
(Exact Name of registrant as Specified in Charter)

Pennsylvania	1-5620	23-1609753
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

150 N. Radnor Chester Rd., STE F-200 Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-293-0600

Not applicable
 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.10 par value)	SFE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2020, Safeguard Scientifics, Inc. (the “Company”) appointed Eric C. Salzman as the Company’s Chief Executive Officer. Since April 1, 2020, Mr. Salzman has served as the Company’s Chief Restructuring Officer. Robert J. Rosenthal, Ph.D., who has been serving as the Company’s Executive Chairman, will resume his role as Chairman of the Board of Directors of the Company. Dr. Rosenthal’s and Mr. Salzman’s compensation will remain unchanged.

Prior to Mr. Salzman joining the Company as Chief Restructuring Officer, Mr. Salzman, age 53, had been providing consulting services to the Company since November 21, 2019. Mr. Salzman has a 25-year track record partnering with growth companies as an investor, board member and strategic advisor. He has worked in M&A, restructuring, growth and special situations investing at a number of investment banks and private equity funds, including Credit Suisse and Lehman Brothers. Mr. Salzman helped oversee the monetization of a $2 billion portfolio of illiquid assets in the Lehman Brothers Bankruptcy Estate and subsequently advised several investment funds on value-maximization strategies for their respective portfolios. He currently serves as a director on a number of the Company’s portfolio companies as well as an independent director at publicly traded 8x8, Inc. Mr. Salzman earned a B.A. Honors from the University of Michigan and an MBA from Harvard University.

ITEM 7.01. Regulation FD Disclosure.

On December 21, 2020, the Company issued a press release announcing the appointment of Mr. Salzman as Chief Executive Officer of the Company and that Dr. Rosenthal would resume his role as Chairman of the Board of Directors of the Company. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 7.01 by this reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Safeguard Scientifics, Inc. dated December 21, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Date: December 21, 2020	By:	/s/ G. Matthew Barnard
	Name:	G. Matthew Barnard
	Title:	General Counsel

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